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As filed with the Securities and Exchange Commission on September 5, 2002.

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2002

PETCO Animal Supplies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-23574 (Commission File Number)	33-0479906 (I.R.S. Employer Identification No.)

9125 Rehco Road
San Diego, California 92121
(Address of Principal Executive Offices, including zip code)

(858) 453-7845
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (c)
  Exhibits

  99.1
  Statements Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings. (See Item 9.) Such exhibit is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9. REGULATION FD DISCLOSURE

        On September 5, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended August 3, 2002 (the "Form 10-Q") with the Securities and Exchange Commission (the "Commission"), which contained the certifications required pursuant to rules 13a-14 and 15d-14 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and adopted by the Commission pursuant to the requirements of Section 302 of the Sarbanes-Oxley Act of 2002. In connection with the filing of the Form 10-Q, the Registrant has also provided to the Securities and Exchange Commission the certifications below, as required by 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002:

Certification of Chief Executive Officer

        Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of PETCO Animal Supplies, Inc. (the "Company") hereby certifies that:

          (i)    the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended August 3, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 5, 2002	/s/ BRIAN K. DEVINE Brian K. Devine Chief Executive Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of Chief Financial Officer

        Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of PETCO Animal Supplies, Inc. (the "Company") hereby certifies that:

          (i)    the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended August 3, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 5, 2002	/s/ JAMES M. MYERS James M. Myers Chief Financial Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

        Also on September 5, 2002, the Registrant's Chief Executive Officer and Chief Financial Officer filed with the Commission, the written statements, under oath, regarding the accuracy of the Registrant's Form 10-K, as amended, for the fiscal year ended February 2, 2002 and all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of the Registrant filed with the Commission subsequent to the filing of the Form 10-K identified above and consultation with the Registrant's audit committee contemplated by the Commission's order dated June 27, 2002 pursuant to Section 21(a) of the Exchange Act. Such statements accompany this Current Report on Form 8-K as Exhibit 99.1 but are not being filed for purposes of Section 18 of the Exchange Act and are not to be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2002	PETCO Animal Supplies, Inc.
	By:	/s/ JAMES M. MYERS
	Name:	James M. Myers
	Its:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.		Page
99.1	Statements Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings. (See Item 9.) Such exhibit is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.	6

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  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
  ITEM 9. REGULATION FD DISCLOSURE